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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 19, 2005




                               COGNEX CORPORATION
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             (Exact name of registrant as specified in its charter)



         Massachusetts                    0-17869                04-2713778
-------------------------------   ------------------------  -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)



                                One Vision Drive
                        Natick, Massachusetts 01760-2059
          (Address, including zip code, of principal executive offices)


                                 (508) 650-3000
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition

On July 19, 2005, Cognex Corporation issued a news release to report its financial results for the quarter and six months ended July 3, 2005. The release is furnished as Exhibit 99.1 hereto. The information in this Current Report on Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 9.01   Financial Statements and Exhibits

(c)      Exhibits

Exhibit No.       Description

99.1     News release, dated July 19, 2005, by Cognex Corporation




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COGNEX CORPORATION

Dated: July 19, 2005                   By: /s/ Richard A. Morin
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                                               Richard A. Morin
                                       Senior Vice President of Finance,
                                       Chief Financial Officer and Treasurer


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